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                                                                    Exhibit 10.9

                      PARENT GUARANTEE AND PLEDGE AGREEMENT

                            dated and effective as of

                                 April 6, 2004,


                                     between


                      BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.

                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                               as Collateral Agent

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                                TABLE OF CONTENTS

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ARTICLE I.    Definitions..............................................................................1

     SECTION 1.01   Credit Agreement...................................................................1
     SECTION 1.02   Other Defined Terms................................................................1

ARTICLE II.   Guarantee................................................................................3

     SECTION 2.01   Guarantee..........................................................................3
     SECTION 2.02   Guarantee of Payment...............................................................3
     SECTION 2.03   No Limitations, etc................................................................4
     SECTION 2.04   Reinstatement......................................................................6
     SECTION 2.05   Agreement to Pay; Subrogation......................................................6
     SECTION 2.06   Information........................................................................6
     SECTION 2.07   Demand.............................................................................6

ARTICLE III.  Pledge...................................................................................7

     SECTION 3.01   Pledge.............................................................................7
     SECTION 3.02   Delivery of the Collateral.........................................................7
     SECTION 3.03   Representations, Warranties and Covenants..........................................7
     SECTION 3.04   [Reserved].........................................................................8
     SECTION 3.05   Registration in Nominee Name; Denominations........................................8
     SECTION 3.06   Voting Rights; Dividends and Interest, etc.........................................9

ARTICLE IV.   Remedies................................................................................10

     SECTION 4.01   Remedies Upon Default.............................................................10
     SECTION 4.02   Application of Proceeds...........................................................12
     SECTION 4.03   Securities Act, etc...............................................................12
     SECTION 4.04   Registration, etc.................................................................13

ARTICLE V.    Subordination...........................................................................13

     SECTION 5.01   Subordination.....................................................................13

ARTICLE VI.   Miscellaneous...........................................................................14

     SECTION 6.01   Notices...........................................................................14
     SECTION 6.02   Security Interest Absolute........................................................14
     SECTION 6.03   [Reserved]........................................................................14
     SECTION 6.04   Binding Effect....................................................................14
     SECTION 6.05   Successors and Assigns............................................................14
     SECTION 6.06   Collateral Agent's Fees and Expenses; Indemnification.............................15
     SECTION 6.07   Collateral Agent Appointed Attorney-in-Fact.......................................15
     SECTION 6.08   GOVERNING LAW.....................................................................16

                                       (i)
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                                TABLE OF CONTENTS
                                   (continued)

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     SECTION 6.09   Waivers; Amendment................................................................16
     SECTION 6.10   WAIVER OF JURY TRIAL..............................................................16
     SECTION 6.11   Severability......................................................................17
     SECTION 6.12   Counterparts......................................................................17
     SECTION 6.13   Headings..........................................................................17
     SECTION 6.14   Jurisdiction; Consent to Service of Process.......................................17
     SECTION 6.15   Termination or Release............................................................18

                                      (ii)
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          PARENT GUARANTEE AND PLEDGE AGREEMENT dated and effective as of April
6, 2004 (this "AGREEMENT"), between BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A. ("PARENT"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Collateral Agent (in such capacity, the "COLLATERAL AGENT") for the Secured Creditors (as defined below).

          Reference is made to the Credit Agreement dated as of March [15], 2004 (as amended, supplemented, waived, refinanced or otherwise modified from time to time, the "CREDIT AGREEMENT"), among BCP CRYSTAL HOLDINGS LTD. 2 ("HOLDINGS"), Parent, CELANESE AMERICAS CORPORATION ("CAC"), certain subsidiaries of Parent from time to time party thereto as borrowers under the Revolving Facility provided for therein (the "SUBSIDIARY REVOLVING BORROWERS"), the Lenders party thereto from time to time (the "LENDERS"), MORGAN STANLEY SENIOR FUNDING, INC., as global coordinator, DEUTSCHE BANK TRUST AG, NEW YORK BRANCH, as administrative agent and as collateral agent for the CA Lenders, and DEUTSCHE BANK SECURITIES INC. and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers.

          The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery of this Agreement. Parent is a parent, direct or indirect, of CAC and the other Subsidiary Revolving Borrowers, if any (collectively, the "SPECIFIED BORROWERS"), will derive substantial benefits from the extension of credit to itself and the Specified Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

          SECTION 1.01 CREDIT AGREEMENT. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.

          (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

          SECTION 1.02 OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

          "AGREEMENT TERMINATION DATE" has the meaning assigned to such term in
Section 6.15.

          "APPLICABLE SECURITIES LAWS" has the meaning assigned to such term in
Section 4.03.

          "CAC LOAN AGREEMENT" shall mean the Intercompany Loan Agreement dated as of April 6, 2004 between Parent and CAC pursuant to which the CAC Loans are being made.

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          "CAC NOTE DOCUMENTS" means the CAC Note and the CAC Loan Agreement.

          "COLLATERAL" has the meaning assigned to such term in Section 3.01.

          "CREDIT AGREEMENT" has the meaning assigned to such term in the preliminary statement of this Agreement.

          "FEDERAL SECURITIES LAWS" has the meaning assigned to such term in
Section 4.03.

          "GUARANTEED CREDITOR" means each Creditor to the extent it holds Guaranteed Obligations.

          "GUARANTEED OBLIGATIONS" means all Obligations owing by each of the Specified Borrowers.

          "LENDERS" has the meaning assigned such term in the preliminary statement of this Agreement.

          "LOAN DOCUMENT OBLIGATIONS" means (a) the due and punctual payment by each Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and
(iii) all other monetary obligations of such Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents (other than this Agreement), including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and
(b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents (other than this Agreement).

          "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "NOTICED EVENT OF DEFAULT" means any Event of Default as to which the Administrative Agent has given Parent written notice that (i) such Event of Default constitutes a Noticed Event of Default and (ii) to the extent such notice may be given without violation of applicable law, the Collateral Agent intends, as a result of such Event of Default (alone or among others), to exercise its remedies hereunder, provided that an Event of Default under Section 7.01(h) or (i) of the Credit Agreement shall in any event constitute a Noticed Event of Default.

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          "OBLIGATIONS" means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of Parent owing to the Secured Creditors under and pursuant to this Agreement, (c) the due and punctual payment and performance of all obligations of each Borrower under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, and (d) the due and punctual payment and performance of all obligations of each Borrower and any of its subsidiaries in respect of overdrafts and related liabilities owed to a Lender or any of its Affiliates and arising from cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements).

          "PERMITTED LIENS" means Liens permitted under Section 6.02 of the Credit Agreement.

          "PLEDGED SECURITIES" means any stock certificates or other certified securities, now or hereafter included in the Collateral, including all certificates, instruments or other documents representing or evidencing any Collateral.

          "PLEDGED STOCK" has the meaning assigned to such term in Section 3.01.

          "SECURED CREDITORS" means (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to in clause (d) of the definition of the term "Obligations" is owed), (b) the Administrative Agent and the Collateral Agent, (c) each Issuing Bank, (d) each counterparty to any Swap Agreement entered into with a Borrower the obligations under which constitute Obligations,
(e) the Lenders (and any Affiliates thereof) that are beneficiaries of indemnification obligations undertaken by any Borrower under any Loan Document and (f) the successors and permitted assigns of each of the foregoing.

          "SPECIFIED BORROWERS" has the meaning assigned to such term in the preliminary statement of this Agreement.

                                   ARTICLE II.

                                    GUARANTEE

          SECTION 2.01 GUARANTEE. Parent unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations. Parent further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Parent waives presentment to, demand of payment from and protest to any Borrower of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

          SECTION 2.02 GUARANTEE OF PAYMENT. Parent further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Guaranteed Creditor

                                       -3-
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to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Guaranteed Creditor in favor of any Borrower or any other person.

          SECTION 2.03 NO LIMITATIONS, ETC. (a) Except for termination of Parent's obligations hereunder as expressly provided for in Section 6.15, the obligations of Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of Parent hereunder shall not be discharged or impaired or otherwise affected by:

          (i) the failure of any Agent or any other Guaranteed Creditor to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

          (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement;

          (iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Guaranteed Creditor for the Guaranteed Obligations;

          (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations;

          (v) any other act or omission that may or might in any manner or to any extent vary the risk of Parent or otherwise operate as a discharge of Parent as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations);

          (vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation;

          (vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any Guaranteed Obligation;

          (viii) the existence of any claim, set-off or other rights that Parent may have at any time against any Loan Party, any Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (ix) any law, regulation, decree or order of any jurisdiction, or any other event, affecting any term of any Guaranteed Obligation or the Collateral Agent's rights with respect thereto, including, without limitation:

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                  (A)     the application of any such law, regulation, decree or
          order, including any prior approval, which would prevent the exchange of a foreign currency for Dollars or such other currency in which any of the Guaranteed Obligations are due, or the remittance of funds outside of such jurisdiction or the unavailability of Dollars or such other currency in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or

                  (B) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction; or

                  (C) any expropriation, confiscation, nationalization or requisition by such country or any governmental authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof; or

                  (D) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (A), (B) or (C) above (in each of the cases contemplated in clauses (A) through (D) above, to the extent occurring or existing on or at any time after the date of this Agreement); and

          (x) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, any Loan Party or Parent or any other guarantor or surety.

          Parent expressly authorizes any Guaranteed Creditor to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of Parent hereunder.

          Without limiting the generality of the foregoing, with respect to any Guaranteed Obligations that, in accordance with the express terms of any agreement pursuant to which such Guaranteed Obligations were created, were denominated in Dollars or any currency other than the currency of the jurisdiction where a Specified Borrower is principally located, Parent guarantees that it shall pay the Collateral Agent strictly in accordance with the express terms of such agreement, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where a Specified Borrower is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where a Borrower is principally located.

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          (b)     To the fullest extent permitted by applicable law, Parent
waives any defense based on or arising out of any defense of any Specified Borrower or other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Specified Borrower or other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Collateral Agent and the other Guaranteed Creditors may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Specified Borrower or exercise any other right or remedy available to them against any Specified Borrower, without affecting or impairing in any way the liability of Parent hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, Parent waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Parent against any Specified Borrower, as the case may be, or any security.

          SECTION 2.04 REINSTATEMENT. Parent agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Creditor upon the bankruptcy or reorganization of any Specified Borrower, any other Loan Party or otherwise.

          SECTION 2.05 AGREEMENT TO PAY; SUBROGATION. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Guaranteed Creditor has at law or in equity against Parent by virtue hereof, upon the failure of any Specified Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Parent hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Guaranteed Creditors in cash the amount of such unpaid Guaranteed Obligation. Upon payment by Parent of any sums to the Collateral Agent as provided above, all rights of Parent against such Specified Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article V.

          SECTION 2.06 INFORMATION. Parent assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Specified Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Parent assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Guaranteed Creditors will have any duty to advise Parent of information known to it or any of them regarding such circumstances or risks.

          SECTION 2.07 DEMAND. Notwithstanding any other provision hereof, demand may only be made under the Guarantee provided in this Article II by the Collateral Agent.

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                                  ARTICLE III.

                                     PLEDGE

          SECTION 3.01 PLEDGE. As security for the payment or performance, as the case may be, in full of the Obligations, Parent hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Creditors, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Creditors, a security interest in all of Pledgor's right, title and interest in, to and under (a)(i) the CAC Loans and
(ii) each and every CAC Note Document; (b) all Equity Interests of US Holdco directly owned by it and any certificates representing all such Equity Interests (the "PLEDGED STOCK"); PROVIDED that the Pledged Stock shall not include to the extent applicable law requires that US Holdco issue directors' qualifying shares, such shares or nominee or other similar shares; (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities, instruments and agreements referred to in clause (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of Parent with respect to the securities, instruments and agreements referred to in clauses (a) and (b) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the "COLLATERAL").

          TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Creditors, forever; SUBJECT, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

          SECTION 3.02 DELIVERY OF THE COLLATERAL. (a) Parent agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Creditors, the CAC Note and the Pledged Stock.

          (b) Upon delivery to the Collateral Agent, (a) each of (i) the CAC Note and (ii) the Pledged Stock shall be accompanied, in each case, by a note collateral assignment and stock powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property composing part of the Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Collateral by proper instruments of assignment duly executed by the Guarantor and such other instruments or documents as the Collateral Agent may reasonably request.

          SECTION 3.03 REPRESENTATIONS, WARRANTIES AND COVENANTS. Parent represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Creditors, that:

          (a) the CAC Note and the Pledged Stock have been duly and validly authorized and issued by the issuer thereof and (i) in the case of the Pledged Stock, is fully paid and nonassessable and (ii) in the case of the CAC Note, is the legal, valid and

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     binding obligation of the issuer thereof, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

          (b)     except for the security interests granted hereunder, Parent
     (i) is and will continue to be the direct owner, beneficially and of record, of the CAC Note and the Pledged Stock, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Permitted Liens and (iv) will defend its title or interest hereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

          (c) except for restrictions and limitations imposed by the Loan Documents or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Collateral is and will continue to be freely transferable and assignable, and none of the Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might, in any material respect, prohibit, impair, delay or adversely affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

          (d) Parent has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated;

          (e) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

          (f) by virtue of the execution and delivery by Parent of this Agreement, when the CAC Note and the Pledged Stock are delivered to the Collateral Agent, for the benefit of the Secured Creditors, in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Creditors, a legal, valid and perfected first priority lien upon and security interest in the CAC Note Documents and the Pledged Stock as security for the payment and performance of the Obligations; and

          (g) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Creditors, the rights of the Collateral Agent in the Collateral as set forth herein.

          SECTION 3.04  [Reserved].

          SECTION 3.05 REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Collateral Agent, on behalf of the Secured Creditors, shall have the right (in its sole and absolute discretion) to hold the Collateral in the name of Parent, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its

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own name as pledgee or the name of its nominee (as pledgee or as sub-agent).
Parent will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to the Collateral registered in the name of Parent. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to exchange the certificates representing the Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 3.06 VOTING RIGHTS; DIVIDENDS AND INTEREST, ETC. (a) Unless and until a Noticed Event of Default shall have occurred and be continuing:

          (i) Parent shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Stock or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; PROVIDED that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Stock, the rights and remedies of any of the Collateral Agent or the other Secured Creditors under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

          (ii) The Collateral Agent shall promptly execute and deliver to Parent, or cause to be executed and delivered to Parent, all such proxies, powers of attorney and other instruments as Parent may reasonably request for the purpose of enabling Parent to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (ii) above; and

          (iii) Parent shall be entitled to receive and retain any and all dividends, interest and other distributions (but not any principal) paid on or distributed in respect of the Collateral to the extent and only to the extent that such dividends, interest and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the CAC Note, the Credit Agreement, the other Loan Documents and applicable laws; PROVIDED that any noncash dividends, interest or other distributions that constitute Collateral, (whether received in exchange for the Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise) shall be and become part of the Collateral, and, if received by Parent, shall not be commingled by Parent with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent pursuant to a trust under New York law (which trust is hereby created and agreed to), for the benefit of the Secured Creditors, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Creditors, in the same form as so received (accompanied by stock powers duly executed in blank or other appropriate instruments of transfer reasonably satisfactory to the Collateral Agent).

          (b) Upon the occurrence and during the continuance of a Noticed Event of Default, all rights of Parent to dividends, interest, principal or other distributions that Parent is authorized to receive pursuant to paragraph
(a)(iv) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Creditors, in the Collateral

Agent which shall have the sole and exclusive right and authority to receive and retain all dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by Parent contrary to the provisions of this Section 3.06 shall not be commingled by Parent with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured Creditors, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Creditors, in the same form as so received (accompanied by stock powers duly executed in blank or other appropriate instruments of transfer reasonably satisfactory to the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and Parent has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to Parent (without interest) all distributions that Parent would otherwise have been permitted to retain pursuant to the terms of paragraph (a)(iv) of this
Section 3.06 and that remain in such account.

          (c) Upon the occurrence and during the continuance of a Noticed Event of Default, the rights of Parent under paragraph (a)(iv) of this Section
3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the benefit of the Secured Creditors, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; PROVIDED that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit Parent to exercise such rights. After all Noticed Events of Default have been cured or waived and Parent has delivered to the Collateral Agent a certificate to that effect, Parent shall have the right to exercise the voting and consensual rights and to receive the amounts that Parent would otherwise be entitled to receive pursuant to the terms of paragraph (a)(iv) above.

                                   ARTICLE IV.

                                    REMEDIES

          SECTION 4.01 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of a Noticed Event of Default, Parent agrees to deliver each item of Collateral not then in the Collateral Agent's possession to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 4.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Parent, and Parent hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that Parent now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give Parent 10 Business Days' written notice (which Parent agrees is reasonable notice within the meaning of Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 4.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Parent (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 4.02 hereof without further accountability to Parent therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and Parent shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this
Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

          SECTION 4.02 APPLICATION OF PROCEEDS. The Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the Collateral Agent hereunder or under any other Loan Document on behalf of Parent and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Creditors PRO RATA in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution);

          THIRD, to Parent, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 4.03 SECURITIES ACT, ETC. In view of the position of Parent in relation to the Collateral, or because of other current or future circumstances, a question may arise under the United States Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") or other applicable or regional securities statutes or regulations (together with the Federal Securities Laws, the "APPLICABLE SECURITIES LAWS") with respect to any disposition of the Collateral permitted hereunder. Parent understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under other state or provincial securities laws or similar laws analogous in purpose or effect. Parent acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Applicable Securities Laws or, to the extent applicable, other state or provincial securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Parent acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section
4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

          SECTION 4.04 REGISTRATION, ETC. Parent agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Collateral. Parent further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Creditors, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel to the Collateral Agent), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to Parent or the issuer of such Collateral by the Collateral Agent or any other Secured Creditors expressly for use therein. Parent further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Collateral to qualify, file or register, any of the Collateral under the securities laws of such regions, nations, states or provinces as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Parent will bear all costs and expenses of carrying out its obligations under this Section 4.04. Parent acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this
Section 4.04 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section
4.04 may be specifically enforced.

                                   ARTICLE V.

                                  SUBORDINATION

          SECTION 5.01 SUBORDINATION. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of indemnity, contribution or subrogation of Parent under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or Parent to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of Parent with respect to its obligations hereunder, and Parent shall remain liable for the full amount of the obligations of Parent hereunder.

          (b) Parent hereby agrees that all Indebtedness and other monetary obligations owed by it to any Specified Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations in the manner provided in Exhibit H to the Credit Agreement.

                                   ARTICLE VI.

                                  MISCELLANEOUS

          SECTION 6.01 NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.

          SECTION 6.02 SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the security interest in the Collateral and all obligations of Parent hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Parent in respect of the Obligations or this Agreement.

          SECTION 6.03  [Reserved].

          SECTION 6.04 BINDING EFFECT. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Creditors and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.

          SECTION 6.05 SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Parent or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

          SECTION 6.06 COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, Parent agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby,
(ii) the use of proceeds of the Loans or the use of any Letter of Credit or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result primarily from the gross negligence or willful misconduct of such Indemnitee treating for the purposes of this Section 6.06(b) only any Secured Creditor and its Related Persons as a single Indemnitee).

          (c) Any such amounts payable as provided hereunder shall be additional Obligations hereunder. The provisions of this Section 6.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Creditor. All amounts due under this Section 6.06 shall be payable on written demand therefor accompanied by a reasonably detailed computation of the amounts so to be paid).

          SECTION 6.07 COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Parent hereby appoints the Collateral Agent the attorney-in-fact of Parent for the purpose, during the continuance of an Event of Default, of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of a Noticed Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of Parent, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; PROVIDED that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Creditors shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to Parent for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          SECTION 6.08 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6.09 WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by Parent therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making available of any credit under any Loan Document shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and Parent. The Collateral Agent will only agree to any such amendment, modification or waiver if it has received the consent thereto, if any, required by Section 9.08 of the Credit Agreement.

          SECTION 6.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

          SECTION 6.11 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 6.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 6.04. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

          SECTION 6.13 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 6.14 JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Parent, or its properties, in the courts of any jurisdiction.

          (b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 6.15 TERMINATION OR RELEASE. (a) The security interests granted hereby and guarantee issued hereunder shall terminate (x) on the Restructuring Date, if and only to the extent US Holdco has at such time executed and delivered to the Collateral Agent a Supplement to the U.S. Collateral Agreement or (y) if earlier or if clause (x) is not applicable, on the Agreement Termination Date; provided however that if Parent remains the parent of US Holdco on the Restructuring Date, the security interest granted hereby in the capital stock of US Holdco and the guarantee of the Obligations shall continue in effect. This Agreement, the Guaranty made herein and the security interests granted hereby shall terminate on the first date (the "AGREEMENT TERMINATION DATE") on which all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure and CL Exposure have been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

          (b) In connection with any termination pursuant to paragraph (a) of this Section 6.15, the Collateral Agent shall execute and deliver to Parent, at Parent's expense, all documents that Parent shall reasonably request to evidence such termination. Any execution and delivery of documents pursuant to this Section 6.15 shall be without recourse to or warranty by the Collateral Agent.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.

                                   By its Manager, BCP CAYLUX HOLDINGS
                                   LTD. 1

                                   By: /s/ Martin Brand
                                   -------------------------------------
                                   Name: Martin Brand
                                   Title: Director


                                   DEUTSCHE BANK AG, NEW YORK BRANCH
                                   as Collateral Agent

                                   By: /s/ Albert Fischetti
                                   -------------------------------------
                                   Name: Albert Fischetti
                                   Title: Director

                                   By: /s/ David Mayhew
                                   -------------------------------------
                                   Name: David Mayhew
                                   Title: Director